SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                   Form 8-K/A

                               Amendment No. 1 to

                                 Current Report


         Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Original Report:  August 6, 1997



                      APPLE RESIDENTIAL INCOME TRUST, INC.
             (Exact name of registrant as specified in its charter)


       VIRGINIA                   333-10635                    54-1816010
       (State of                 (Commission                  (IRS Employer
    Incorporation)               File Number)              Identification No.)


         306 East Main Street
         Richmond, Virginia                   23219
         (Address of principal              (Zip Code)
          executive offices)



              Registrant's telephone number, including area code:
                                 (804) 643-1761

                      APPLE RESIDENTIAL INCOME TRUST, INC.

                                   FORM 8-K/A

                                     Index

                                                                      Page No.
                                                                      --------
Item 7.           Financial Statements, Pro Forma Financial
                  Information and Exhibits

         a.       Independent Auditors' Report
                  (Chaparosa Apartments)

                  Historical Statement of Income
                  and Direct Operating Expenses
                  (Chaparosa Apartments)

                  Note to Historical Statement of Income
                  and Direct Operating Expenses
                  (Chaparosa Apartments)

         b.       Independent Auditors' Report
                  (Riverhill Apartments)

                  Historical Statement of Income
                  and Direct Operating Expenses
                  (Riverhill Apartments)

                  Note to Historical Statement of
                  Income and Direct Operating Expenses
                  (Riverhill Apartments)

         c.       Pro Forma Statement of Operations for
                  the Six Months ended June 30, 1997
                  (unaudited)

                  Pro Forma Balance Sheet as of
                  June 30, 1997 (unaudited)

                  Pro Forma Statement of Operations
                  for the year ended December 31, 1996
                  (unaudited)

         d.       Exhibit

                  23.1     Consent of Independent Auditors
                           (Chaparosa Apartments)

                  23.2     Consent of Independent Auditors
                           (Riverhill Apartments)

         The Company hereby amends Items 7.a., 7.b. and 7.c. of its Current Report on Form 8-K dated August 6, 1997 as follows:

                                   ITEM 7.a.

                       [L.P. MARTIN & COMPANY LETTERHEAD]
                           A PROFESSIONAL CORPORATION
                          CERTIFIED PUBLIC ACCOUNTANTS
                              4132 INNSLAKE DRIVE
                           GLEN ALLEN, VIRGINIA 23060

                             PHONE: (804) 346-2626
                               FAX: (804) 346-9311



                          INDEPENDENT AUDITORS' REPORT



The Board of Directors
Apple Residential Income Trust, Inc.
Richmond, Virginia


         We have audited the accompanying statement of income and direct operating expenses exclusive of items not comparable to the proposed future operations of the property Chaparosa Apartments located in Irving, Texas for the twelve month period ended June 30, 1997. This statement is the responsibility of the management of Chaparosa Apartments. Our responsibility is to express an opinion on this statement based on our audit.

         We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the statement. We believe that our audit provides a reasonable basis for our opinion.

         The accompanying statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in a filing by Apple Residential Income Trust, Inc.) and excludes material expenses, described in Note 2 to the statement, that would not be comparable to those resulting from the proposed future operations of the property.

         In our opinion, the statement referred to above presents fairly, in all material respects, the income and direct operating expenses of Chaparosa Apartments (as defined above) for the twelve month period ended June 30, 1997, in conformity with generally accepted accounting principles.


Richmond, Virginia
September 24, 1997

                              CHAPAROSA APARTMENTS

         STATEMENT OF INCOME AND DIRECT OPERATING EXPENSES EXCLUSIVE OF
                  ITEMS NOT COMPARABLE TO THE PROPOSED FUTURE
                           OPERATIONS OF THE PROPERTY

                       TWELVE MONTHS ENDED JUNE 30, 1997



INCOME
  Rental and Other Income                           $ 1,374,365
                                                    -----------


DIRECT OPERATING EXPENSES
  Administrative and Other                              187,182
  Insurance                                              18,284
  Repairs and Maintenance                               226,512
  Taxes, Property                                       148,416
  Utilities                                              78,209
                                                    -----------

     TOTAL DIRECT OPERATING EXPENSES                    658,603
                                                    -----------
     Operating income exclusive of items not
     comparable to the proposed future operations
     of the property                                $   715,762
                                                    ===========


See accompanying notes to the financial statement.

                              CHAPAROSA APARTMENTS



         NOTES TO THE STATEMENT OF INCOME AND DIRECT OPERATING EXPENSES
            EXCLUSIVE OF ITEMS NOT COMPARABLE TO THE PROPOSED FUTURE
                           OPERATIONS OF THE PROPERTY

                    TWELVE MONTH PERIOD ENDED JUNE 30, 1997


NOTE 1 - ORGANIZATION

Chaparosa Apartments is a 170 unit garden and townhouse style apartment complex located on 7.48 acres in Irving, Texas. The assets comprising the property were owned by Hutton/Con Am Realty Pension Investors, an entity unaffiliated with Apple Residential Income Trust, Inc. during the financial statement period. Apple Residential Income Trust, Inc. purchased the property in August, 1997.


NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Revenue and Expense Recognition - The accompanying statement of rental operations has been prepared using the accrual method of accounting. In accordance with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission, the statement of income and direct operating expenses excludes interest and non rent related income and expenses not considered comparable to those resulting from the proposed future operations of the property. Excluded expenses are property depreciation and management fees.

Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Repairs and Maintenance - Repairs and maintenance costs are expensed as incurred, while significant improvements, renovations and replacements are capitalized.

Advertising - Advertising costs are expensed in the period incurred.

                                   ITEM 7.b.

                       [L.P. MARTIN & COMPANY LETTERHEAD]
                           A PROFESSIONAL CORPORATION
                          CERTIFIED PUBLIC ACCOUNTANTS
                              4132 INNSLAKE DRIVE
                           GLEN ALLEN, VIRGINIA 23060

                             PHONE: (804) 346-2626
                               FAX: (804) 346-9311


                          INDEPENDENT AUDITORS' REPORT


The Board of Directors
Apple Residential Income Trust, Inc.
Richmond, Virginia



         We have audited the accompanying statement of income and direct operating expenses exclusive of items not comparable to the proposed future operations of the property Riverhill Apartments located in Irving, Texas for the twelve month period ended June 30, 1997. This statement is the responsibility of the management of Riverhill Apartments. Our responsibility is to express an opinion on this statement based on our audit.


         We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the statement. We believe that our audit provides a reasonable basis for our opinion.

         The accompanying statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in a filing by Apple Residential Income Trust, Inc.) and excludes material expenses, described in Note 2 to the statement, that would not be comparable to those resulting from the proposed future operations of the property.

         In our opinion, the statement referred to above presents fairly, in all material respects, the income and direct operating expenses of Riverhill Apartments (as defined above) for the twelve month period ended June 30, 1997, in conformity with generally accepted accounting principles.


                                                /s/ L.P. Martin & Co., P.C.

Richmond, Virginia
September 24, 1997

                              RIVERHILL APARTMENTS


         STATEMENT OF INCOME AND DIRECT OPERATING EXPENSES EXCLUSIVE OF
                  ITEMS NOT COMPARABLE TO THE PROPOSED FUTURE
                           OPERATIONS OF THE PROPERTY

                       TWELVE MONTHS ENDED JUNE 30, 1997



INCOME
  Rental and Other Income                               $ 1,529,649
                                                        -----------


DIRECT OPERATING EXPENSES
  Administrative and Other                                  210,774
  Insurance                                                  20,274
  Repairs and Maintenance                                   254,466
  Taxes, Property                                           192,345
  Utilities                                                 115,741
                                                        -----------
       TOTAL DIRECT OPERATING EXPENSES                      793,600
                                                        -----------

       Operating income exclusive of items not
       comparable to the proposed future operations
       of the property                                  $   736,049
                                                        ===========


See accompanying notes to the financial statement.

                              RIVERHILL APARTMENTS


         NOTES TO THE STATEMENT OF INCOME AND DIRECT OPERATING EXPENSES
            EXCLUSIVE OF ITEMS NOT COMPARABLE TO THE PROPOSED FUTURE
                           OPERATIONS OF THE PROPERTY

                    TWELVE MONTH PERIOD ENDED JUNE 30, 1997


NOTE 1 - ORGANIZATION

Riverhill Apartments is a 192 unit garden and townhouse style apartment complex located on 9.33 acres in Irving, Texas. The assets comprising the property were owned by Riverhill Apartments Limited Partnership, an entity unaffiliated with Apple Residential Income Trust, Inc. during the financial statement period. Apple Residential Income Trust, Inc. purchased the property in August, 1997.


NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Revenue and Expense Recognition - The accompanying statement of rental operations has been prepared using the accrual method of accounting. In accordance with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission, the statement of income and direct operating expenses excludes interest and non rent related income and expenses not considered comparable to those resulting from the proposed future operations of the property. Excluded expenses are property depreciation and management fees.

Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Repairs and Maintenance - Repairs and maintenance costs are expensed as incurred, while significant improvements, renovations and replacements are capitalized.

Advertising - Advertising costs are expensed in the period incurred.

                                   ITEM 7.c.

Pro Forma Statement of Operations for the six months ended June 30, 1997 (unaudited)
The accompanying Unaudited Pro Forma Statement of Operations for the six months ended June 30, 1997 is presented as if (a) the Company had acquired the properties shown below on January 1, 1997; (b) the Company had qualified as a REIT, distributed at least 95% of its taxable income and, therefore, incurred no federal income tax liability for the period presented; and (c) the Company had used proceeds from its best efforts offering to acquire the properties. In the opinion of management, all adjustments necessary to reflect the effects of these transactions have been made.

The Unaudited Pro Forma Statement of Operations is presented for comparative purposes only and is not necessarily indicative of what the actual results of the Company would have been for the six months ended June 30, 1997 if the acquisitions and Offering had occurred at the beginning of the period presented, nor does it purport to be indicative of the results of operations in future periods. The Unaudited Pro Forma Statement of Operations should be read in conjunction with, and is qualified in its entirety by, the respective historical financial statements and notes thereto of the Company.



                                    Historical      Brookfield      Eagle Crest     Tahoe          Mill Crossing    Polo Run
                                    Statement of    Pro Forma       Pro Forma       Pro Forma       Pro Forma       Pro Forma
                                    Operations      Adjustments     Adjustments     Adjustments     Adjustments     Adjustments
                                    ---------------------------------------------------------------------------------------------
Date of Acquisitions                     -            1/31/97         1/31/97         1/31/97         2/28/97        03/31/97

Rental income                       $3,982,478        $99,879        $266,385       $100,023         $151,389        $326,137
Expenses
        Utilities                      410,852          7,722          25,425         12,431           24,712          32,231
        Repairs and maintenance        264,296         14,519          31,593         29,313           36,083          64,401
        Taxes and insurance            578,955         12,720          36,546         12,099           19,230          40,508
        Property management            196,453              -               -              -                -               -
        Advertising                    106,003          2,547           4,429          2,475            4,272           6,338
        General and administrative     199,317              -               -              -                -               -
        Depreciation of real estate    443,341              -               -              -                -               -
        Amortization                    16,960              -               -              -                -               -
        Other operating expenses       323,782          7,642          13,288          7,424           12,815          19,013
                                    ---------------------------------------------------------------------------------------------
                                     2,539,959         45,150         111,281         63,742           97,112         162,491

Income before interest income        1,442,519         54,729         155,104         36,281           54,277         163,646

        Interest income                 88,541              -               -              -                -               -
        Interest expense              (144,336)             -               -              -                -               -
                                    ---------------------------------------------------------------------------------------------
Net income                          $1,386,724        $54,729        $155,104        $36,281          $54,277        $163,646
                                    =============================================================================================
Net income per share                     $0.31
                                    ==========
Weighted average number of shares
  outstanding                        4,430,927
                                    ==========


                                    Wildwood         Toscana        The Arbors      Paces Cove      Chaparosa       Riverhill
                                    Pro Forma       Pro Forma       Pro Forma       Pro Forma       Pro Forma       Pro Forma
                                    Adjustments     Adjustments     Adjustments     Adjustments     Adjustments     Adjustments
                                    --------------------------------------------------------------------------------------------
Date of Acquisitions                 03/31/97        03/31/97        4/25/97          6/30/97         8/6/97          8/6/97

Rental income                        $202,389        $270,812       $460,338         $916,348       $687,183         $764,825
Expenses
        Utilities                      19,734          21,222         28,394           59,454         39,105           57,871
        Repairs and maintenance        30,868          29,279         36,526          136,551        113,256          127,233
        Taxes and insurance            25,216          35,674         60,729          128,306         83,350          106,310
        Property management                 -               -              -                -              -                -
        Advertising                     6,877           8,055          9,303           29,629         23,398           26,347
        General and administrative          -               -              -                -              -                -
        Depreciation of real estate         -               -              -                -              -                -
        Amortization                        -               -              -                -              -                -
        Other operating expenses       20,632          24,166         27,909           88,887         70,193           79,040
                                    --------------------------------------------------------------------------------------------
                                      103,327         118,396        162,861          442,827        329,302          396,801

Income before interest income          99,062         152,416        297,477          473,521        357,881          368,024

        Interest income                     -               -              -                -              -                -
        Interest expense                    -               -              -                -              -                -
                                    --------------------------------------------------------------------------------------------
Net income                            $99,062        $152,416       $297,477         $473,521       $357,881         $368,024
                                    ============================================================================================
Net income per share

Weighted average number of shares
  outstanding



                                        1997
                                      Pro Forma       Total
                                     Adjustments    Pro Forma
                                    ------------    ----------

Date of Acquisitions

Rental income                                -      $8,228,186
Expenses
        Utilities                            -         739,153
        Repairs and maintenance              -         913,918
        Taxes and insurance                  -       1,139,643
        Property management            232,065 (A)     428,518
        Advertising                          -         229,673
        General and administrative      53,375 (B)     252,692
        Depreciation of real estate    628,871 (C)   1,072,212
        Amortization                         -          16,960
        Other operating expenses             -         694,791
                                    -----------     ----------
                                      (914,311)      5,487,560

Income before interest income         (914,311)      2,740,626

        Interest income                      -          88,541
        Interest expense                     -        (144,336)
                                    -----------     ----------
Net income                           ($914,311)     $2,684,831
                                    ===========     ==========
Net income per share                                     $0.29
                                                    ==========
Weighted average number of shares
  outstanding                        4,953,908 (D)   9,384,835
                                     =========      ==========

(A) Represents the property management fees of 5% of rental income and processing costs equal to $2.50 per apartment per month charged by the external management company for the period of time not owned by the company.

(B) Represents the advisory fee of .25% of accumulated capital contributions under the best efforts offering for the period of time not owned by the company.

(C) Represents the depreciation expense of the properties acquired based on the purchase price, excluding amounts allocated to land, of the properties for the period of time not owned by the company. The weighted average life of the property depreciated was 27.5 years.

(D) Represents additional common shares assuming the properties were acquired on January 1, 1997 with the best efforts offering of $9 per share for the first $15 million and $10 per share above $15 million.

Pro Forma Balance Sheet as of June 30, 1997 (unaudited)
The accompanying Unaudited Pro Forma Balance Sheet as of June 30, 1997 is presented as if the Company had owned the properties included in the table below as of June 30, 1997. In the opinion of management, all adjustments necessary to reflect the effects of the Offering have been made.

The Unaudited Pro Forma Balance Sheet is presented for comparative purposes only, and is not necessarily indicative of what the actual financial position of the Company would have been at June 30, 1997, nor does it purport to represent the future financial position of the Company. This Unaudited Pro Forma Balance Sheet should be read in conjunction with, and is qualified in its entirety by, the respective historical financial statements and notes thereto of the Company. The Pro Forma columns assumes the Company used the proceeds from its best efforts offerings to acquire the properties.



                                             Historical    Chaparosa      Riverhill
                                               Balance     Pro Forma      Pro Forma       Total
                                                Sheet     Adjustments    Adjustments    Pro Forma
                                            ------------------------------------------------------
ASSETS

Investment in rental property
   Land                                    $ 10,338,514 $  1,425,960     $1,780,920    $13,545,394
   Building                                  56,431,640    4,515,540      5,639,580     66,586,760
   Property improvements                      1,167,914            -              -      1,167,914
   Furniture and fixtures                        87,385            -              -         87,385
                                            -------------------------------------------------------
                                             68,025,453    5,941,500      7,420,500     81,387,453
   Less accumulated depreciation               (443,341)           -              -       (443,341)
                                            -------------------------------------------------------
                                             67,582,112    5,941,500      7,420,500     80,944,112

   Cash and cash equivalents                    932,613           -              -         932,613
   Prepaid expenses                             144,540           -              -         144,540
   Other assets                                 201,521           -              -         201,521
                                            -------------------------------------------------------
Total Assets                                $68,860,786   $5,941,500    $7,420,500     $82,222,786
                                            =======================================================

LIABILITIES
   Notes payable                            $10,000,000            -              -    $10,000,000
   Accounts payable                             276,967            -              -        276,967
   Accrued expenses                             819,170            -              -        819,170
   Rents received in advance                      3,772            -              -          3,772
   Tenant security deposits                     334,029            -              -        334,029
                                            -------------------------------------------------------
                                             11,433,938            -              -     11,433,938

SHAREHOLDERS' EQUITY

   Common stock, no par value                56,720,606    5,941,500      7,420,500     70,082,606
   Class B Convertible Stock, no par value       20,000            -              -         20,000
   Receivable from principal shareholder        (20,000)           -              -        (20,000)
   Net income                                   706,242            -              -        706,242
                                            -------------------------------------------------------
                                             57,426,848    5,941,500      7,420,500     70,788,848

Total Liabilities and Shareholders' Equity  $68,860,786   $5,941,500     $7,420,500    $82,222,786
                                            =======================================================


Notes to Pro Forma Balance Sheet
Pro Forma adjustments represents the purchase price of the related property, including the 2% acquisition fee to Cornerstone Realty Income Trust, Inc. allocated between land and building. Adjustments to common stock reflect the net proceeds from sales of common stock from the Company's continuous offering.

Pro Forma Statement of Operations for the twelve months ended December 31, 1996 (unaudited)
The accompanying Unaudited Pro Forma Statement of Operations for the year ended December 31, 1996 is presented as if (a) the Company had acquired the properties shown below on January 1, 1996; (b) the Company had qualified as a REIT , distributed at least 95% of its taxable income and, therefore, incurred no federal income tax liability for the period presented; and (c) the Company had used proceeds from its best efforts offering to acquire the properties. The Company had no operations during the period ending December 31, 1996. Accordingly, the Company had no revenue or operating profits or loss. In the opinion of management, all adjustments necessary to reflect the effects of these transactions have been made.

The Unaudited Pro Forma Statement of Operations is presented for comparative purposes only and is not necessarily indicative of what the actual results of the Company would have been for the year ended December 31, 1996 if the acquisitions and Offering had occurred at the beginning of the period presented, nor does it purport to be indicative of the results of operations in future periods. The Unaudited Pro Forma Statement of Operations should be read in conjunction with, and is qualified in its entirety by, the respective historical financial statements and notes thereto of the Company.



                                          Historical      Brookfield      Eagle Crest        Tahoe       Mill Crossing    Polo Run
                                         Statement of      Pro Forma       Pro Forma       Pro Forma      Pro Forma       Pro Forma
                                          Operations      Adjustments     Adjustments     Adjustments    Adjustments     Adjustments
                                       ---------------------------------------------------------------------------------------------
Date of Acquisitions                          -             1/31/97         1/31/97          1/31/97        2/28/97         03/31/97

Rental income                                 -           $1,198,543       $3,196,618     $1,200,270       $908,336       $1,304,547
Expenses
        Utilities                             -               92,664          305,101        149,166        148,270          128,924
        Repairs and maintenance               -              174,233          379,120        351,750        216,500          257,602
        Taxes and insurance                   -              152,636          438,546        145,184        115,377          162,030
        Property management fee               -                    -                -              -              -                -
        Advertising                           -               30,567           53,153         29,695         25,631           25,350
        Other operating expenses              -                    -                -              -              -                -
        General and administrative            -                    -                -              -              -                -
                                              -                    -                -              -              -                -
        Depreciation of real estate           -                    -                -              -              -                -
        Amortization                          -                    -                -              -              -                -
        Other                                 -               91,702          159,460         89,086         76,891           76,050
                                       ---------------------------------------------------------------------------------------------
                                                             541,802        1,335,380        764,881        582,669          649,956

Income before interest income                 -              656,741        1,861,238        435,389        325,667          654,591

        Interest income                       -                    -                -              -              -                -
                                       ---------------------------------------------------------------------------------------------
Net income                                    -             $656,741       $1,861,238       $435,389       $325,667         $654,591
                                       =============================================================================================

Net income per share                          -
                                       ========
Weighted average number of shares
   outstanding                                -
                                       ========



                                        Wildwood       Toscana       The Arbors    Paces Cove     Chaparosa     Riverhill
                                        Pro Forma     Pro Forma      Pro Forma      Pro Forma     Pro Forma     Pro Forma
                                       Adjustments   Adjustments    Adjustments   Adjustments    Adjustments   Adjustments
                                       ------------------------------------------------------------------------------------
Date of Acquisitions                     03/31/97      03/31/97      4/25/97         6/30/97       8/6/97        8/6/97

Rental income                            $809,555    $1,083,249    $1,381,014     $1,832,695     $1,374,365    $1,529,649
Expenses
        Utilities                          78,937        84,886        85,182        118,907         78,209       115,741
        Repairs and maintenance           123,470       117,117       109,577        273,102        226,512       254,466
        Taxes and insurance               100,862       142,695       182,186        256,612        166,700       212,619
        Property management fee                 -             -             -              -              -             -
        Advertising                        27,509        32,221        27,909         59,257         46,796        52,694
        Other operating expenses                -             -             -              -              -             -
        General and administrative              -             -             -              -              -             -
                                                -             -             -              -              -             -
        Depreciation of real estate             -             -             -              -              -             -
        Amortization                            -             -             -              -              -             -
        Other                              82,526        96,663        83,727        177,773        140,387       158,081
                                       ------------------------------------------------------------------------------------
                                          413,304       473,582       488,581        885,651        658,604       793,601

Income before interest income             396,251       609,667       892,433        947,044        715,761       736,048

        Interest income                         -             -             -              -              -             -
                                       ------------------------------------------------------------------------------------
Net income                               $396,251      $609,667      $892,433       $947,044       $715,761      $736,048
                                       ====================================================================================

Net income per share

Weighted average number of shares
   outstanding




                                         Pro Forma     Total
                                        Adjustments   Pro Forma
                                       ------------   ----------
Date of Acquisitions

Rental income                                    -    $15,818,841
Expenses
        Utilities                                -      1,385,987
        Repairs and maintenance                  -      2,483,449
        Taxes and insurance                      -      2,075,447
        Property management fee            868,222 (A)    868,222
        Advertising                              -        410,782
        Other operating expenses                 -              -
        General and administrative         199,273 (B)    509,273
                                           310,000 (D)          -
        Depreciation of real estate      2,367,872 (C)  2,367,872
        Amortization                             -              -
        Other                                    -      1,232,346
                                       ------------    ----------
                                         3,745,367     11,333,378

Income before interest income           (3,745,367)     4,485,463

        Interest income                          -              -
                                       ------------    ----------
Net income                             ($3,745,367)    $4,485,463
                                       ============    ==========

Net income per share                                        $0.48
                                                       ==========
Weighted average number of shares
   outstanding                           9,328,665 (E)  9,328,665
                                         =========     ==========

(A) Represents the property management fees of 5% of rental income and processing costs equal to $2.50 per apartment per month charged by the external management company for the period of time not owned by the company.

(B) Represents the advisory fee of .25% of accumulated capital contributions under the best efforts offering for the period of time not owned by the company.

(C) Represents the depreciation expense of the properties acquired based on the purchase price, excluding amounts allocated to land, of the properties for the period of time not owned by the company. The weighted average life of the property depreciated was 27.5 years.

(D) Represents the expenses related to operations as a public REIT, which consists of directors and officers insurance, investor relations, corporate accounting, legal and director expenses.

(E) Represents additional common shares assuming the properties were acquired on January 1, 1996 with the best efforts offering of $9 per share for the first $15 million and $10 per share above $15 million.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report on Form 8-K/A to be signed on its behalf by the undersigned hereunto duly authorized.

                                          APPLE RESIDENTIAL INCOME TRUST, INC.


Date: October __, 1997                    By:/s/ Glade M. Knight
                                             -------------------
                                          Glade M. Knight
                                          President of
                                          Apple Residential Realty Income
                                          Trust, Inc.

                                 EXHIBIT INDEX

                      Apple Residential Income Trust, Inc.

                  Form 8-K/A to Form 8-K dated August 6, 1997


Exhibit Number        Exhibit                                     Page Number
--------------        -------                                     -----------

23.1                  Consent of Independent Auditors
                      (Chaparosa Apartments)

23.2                  Consent of Independent Auditors
                      (Riverhill Apartments)